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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ____________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 27, 2004
                                                         ----------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


               Delaware                  1-16137                  16-1531026
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    (State or other jurisdiction of   (Commission File Number)   (IRS Employer
            incorporation)                                   Identification No.)



           9645 Wehrle Drive, Clarence, New York                         14031
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          (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                            -------------

                                    Not Applicable
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            (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.  Entry into a Material Definitive Agreement
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            On October 27, 2004, Wilson Greatbatch Technologies, Inc. (the
            "Company") entered into a first amendment to its Supplier Partnering Agreement ("Amendment") with Pacesetter, Inc., d/b/a St. Jude Medical CRMD. The Amendment is effective as of January 1, 2005. Pursuant to the Amendment, the parties have revised Section 9 to Exhibit A of the original agreement by extending the initial term of the agreement to 8 years, and by revising pricing and terms for certain batteries. The original agreement went into effect on January 1, 2004 and was scheduled to expire at the end of 2006. All other terms of the original agreement remain unchanged.

            On October 29, 2004, the Company issued a press release to announce that the parties entered into the Amendment. A copy of the press release is attached as Exhibit 99.1.

            The Company intends to file a copy of the Amendment with its Annual Report on Form 10-K for the fiscal year ended
            December 31, 2004.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

                  (c) Exhibits

                  99.1 Press Release dated October 29, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  October 29, 2004         WILSON GREATBATCH TECHNOLOGIES, INC.

                                          By: /s/ Lawrence P. Reinhold
                                              ----------------------------
                                              Lawrence P. Reinhold
                                              Executive Vice President and
                                              Chief Financial Officer

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EXHIBIT                      DESCRIPTION
NUMBER                       -----------
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99.1                         Press Release of Wilson Greatbatch Technologies,
                             Inc. dated October 29, 2004.